EXHIBIT 10.2

THIS SENIOR SECURED NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS SECURITY, ACKNOWLEDGES THAT THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THE HOLDER AGREES FOR THE BENEFIT OF THE COMPANY, ANY DISTRIBUTORS OR DEALERS AND ANY SUCH PERSONS’ AFFILIATES THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER ACKNOWLEDGES THAT THE PURPOSE OF THE FOREGOING LIMITATION IS, IN PART, TO ENSURE THAT THE ISSUER IS NOT REQUIRED TO REGISTER THIS SECURITY UNDER THE SECURITIES ACT.

SENIOR SECURED NON-CONVERTIBLE DEMAND NOTE

$[__]*	[Issuance Date]

FOR VALUE RECEIVED, the undersigned corporation, ONTRAK, INC., a Delaware corporation (“Company”), hereby promises to pay ACUITAS CAPITAL LLC, a Delaware limited liability company, or any other applicable transferee thereof (collectively, the “Holder”) the principal amount of $[__] or so much of such principal amount as may be outstanding hereunder.
This Senior Secured Non-Convertible Demand Note (this “Note”) is one of the Non-Convertible Demand Notes referred to in the Master Note Purchase Agreement, dated as of April 15, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and among Company, certain Subsidiaries of Company party thereto from time to time, as Guarantors, and Acuitas Capital LLC. Capitalized terms used in this Note are defined in the Note Purchase Agreement (including Appendix A thereto), and section references are to sections of Appendix A to the Note Purchase Agreement unless otherwise expressly stated herein. This Note is subject to all of the agreements, terms and conditions contained in the Note Purchase Agreement, all of which are incorporated herein by this reference. This Note may be prepaid, in whole or in part, in accordance with the terms and conditions set forth in the Note Purchase Agreement.
1.    Principal. The outstanding principal balance of this Note is due and payable on demand of the Holder. All payments by Company of principal, interest, fees and other Obligations shall be made by wire transfer not later than 12:00 p.m. (New York, New York time) on the date specified for payment by the Holder to the account designated by the Holder in writing (as may be updated by the Holder from time to time) in immediately available funds. Any payment received after 12:00 p.m. (New York, New York time) shall be deemed received on the next Business Day.
2.    Interest. This Note shall bear interest on the unpaid principal amount hereof from the date issued through repayment in full thereof (whether by acceleration or otherwise) at the applicable rates set forth in Section 2.7(a), computed in accordance with the Note Purchase Agreement. In addition, upon the occurrence and during the continuance of an Event of Default, this Note shall bear default interest pursuant to the terms set forth in Section 2.9. In no event, however, will interest exceed the Highest Lawful Rate.
3.    Intentionally Omitted.
4.    Event of Default. As provided in Section 8.1, (1) upon the occurrence of any Event of Default described in Section 8.1(f) (Involuntary Bankruptcy; Appointment of Receiver, Etc.) or 8.1(g) (Voluntary Bankruptcy; Appointment of Receiver, Etc.), automatically, and (2) upon the occurrence of any other Event of Default and upon notice to Company by Purchaser, (a) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Note Party: (I) the unpaid principal amount of and accrued interest on the Notes and (II) all other Obligations; and (b) Purchaser may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents.
*PRINCIPAL AMOUNT IS SUBJECT TO CHANGE IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT.
THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.
The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind except as expressly provided in the Note Purchase Agreement.
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IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

ONTRAK, INC.
By: ___________________________
Name: James Park
Title: Chief Financial Officer